POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Bachmann, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 1998.


                                   /s/ John W. Bachmann
                                   ------------------------
                                   John W. Bachmann

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, William F. Compton, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of June, 1998.


                                   /s/ William F. Compton
                                   ------------------------
                                   William F. Compton

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Eugene P. Conese, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                   /s/ Eugene P. Conese
                                   ------------------------
                                   Eugene P. Conese

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Edgar M. House, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 1998.


                                   /s/ Edgar M. House
                                   ------------------------
                                   Edgar M. House

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas H. Jacobsen, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 1998.


                                   /s/ Thomas H. Jacobsen
                                   ------------------------
                                   Thomas H. Jacobsen

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Myron Kaplan, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 1998.


                                   /s/ Myron Kaplan
                                   ------------------------
                                   Myron Kaplan

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, David M. Kennedy, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 1998.


                                   /s/ David M. Kennedy
                                   ------------------------
                                   David M. Kennedy

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, General Merrill A. McPeak, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post- effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 1998.


                                   /s/ General Merrill A. McPeak
                                   -----------------------------
                                   General Merrill A. McPeak

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas F. Moagher, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 1998.


                                   /s/ Thomas F. Moagher
                                   ------------------------
                                   Thomas F. Moagher

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Brent S. Miller, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of June, 1998.


                                   /s/ Brent S. Miller
                                   ------------------------
                                   Brent S. Miller

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, William O'Driscoll, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of June, 1998.


                                   /s/ William O'Driscoll
                                   ------------------------
                                   William O'Driscoll

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, G. Joseph Reddington, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of June, 1998.


                                   /s/ G. Joseph Reddington
                                   ------------------------
                                   G. Joseph Reddington

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, that I, Blanche M. Touhill, a Director of TRANS WORLD AIRLINES, INC. (the "Company"), a Delaware corporation, do constitute and appoint Gerald L. Gitner, Michael J. Palumbo and Kathleen A. Soled, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution and resubstitution for me in my name, place and stead, in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, the Registration Statement on Form S-3 for TRANS WORLD AIRLINES, INC. in connection with the Company's shelf registration statement of its 10 1/4% Mandatory Conversion Equity Notes due 1999, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments (including post-effective amendments) and supplements to said Registration Statement, incorporating such changes as any of the said attorneys-in-fact deems appropriate, in the matter of the proposed offering by the Company of the securities registered pursuant to said Registration Statement, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of June, 1998.


                                   /s/ Blanche M. Touhill
                                   ------------------------
                                   Blanche M. Touhill